UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2025

Fortress Credit Realty Income Trust
(Exact name of registrant as specified in its charter)

Maryland	000-56685	99-3367363
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas New York, NY	10105
(Address of principal executive offices)	(Zip Code)

(212) 798-6100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Atlas Repurchase Facility

On April 23, 2025, a subsidiary of Fortress Credit Realty Income Trust (the “Company”), FCR DC JV Atlas Seller LLC, as seller (the “Atlas Seller”), and Atlas Securitized Products Investments 2, L.P., as administrative agent and buyer (“Atlas”), entered into an amendment to the Master Repurchase Agreement, dated October 11, 2024  (together with the related transaction documents, the “Amended Atlas Repurchase Agreement”). Pursuant to the Amended Atlas Repurchase Agreement, the financing available in connection with the acquisition and origination by the Company of certain loans, as more particularly described in the Amended Atlas Repurchase Agreement, was increased from an aggregate of $200 million to $300 million.

In connection with the Amended Atlas Repurchase Agreement, on April 23, 2025, the Company entered into a first amendment to guaranty, dated October 11, 2024 (the “Amended Atlas Guaranty”). Pursuant to the Amended Atlas Guaranty, the Company agreed to satisfy certain minimum adjusted net worth standards and certain liquidity requirements.

The Amended Atlas Repurchase Agreement and the Amended Atlas Guaranty contain various restrictions and covenants that are customary for similar agreements. The foregoing description is only a summary of the material provisions of the Amended Atlas Repurchase Agreement and the Amended Atlas Guaranty and is qualified in its entirety by reference to the full text of the Amended Atlas Repurchase Agreement and the Amended Atlas Guaranty, which are filed as Exhibits 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K (this “Current Report”) and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Master Repurchase Agreement, dated April 23, 2025, by and between FCR DC JV Atlas Seller LLC, as seller, and Atlas Securitized Products Investments 2, L.P., as buyer

10.2	First Amendment to Guaranty, dated April 23, 2025, made by the Company, as guarantor, for the benefit of Atlas Securitized Products Investments 2, L.P.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2025

Fortress Credit Realty Income Trust

	By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer